Exhibit 99.1

KBW COMMUNITY BANK CONFERENCE

July 27, 2010 | Peter F. Benoist, CEO, & Frank H. Sanfilippo, EVP & CFO

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

FORWARD LOOKING STATEMENTS

It should be noted that in addition to the historical information contained herein, this presentation contains forward-looking statements, which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local and national economic conditions, risks associated with rapid increase or decrease in prevailing interest rates, effects of mergers and acquisitions, effects of critical accounting policies and judgments, legal and regulatory developments and competition from banks and other financial institutions, as well as other risk factors described in Enterprise Financial's 2009 Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

COMPANY PROFILE



ENTERPRISE FINANCIAL
BANKING
$1.7 billion loans
$2.3 billion assets
WEALTH MANAGEMENT
$1.3 billion assets
St. Louis
Kansas City
Phoenix
Trust & Advisory
State Tax Credit Brokerage

COMPANY MARKETS



St. Louis MSA

- 2.8 million population; 18th largest metro area
- Diversified, stable economy with significant manufacturing, plant and medical services and financial services sectors
- Nation's 2nd largest inland port, 3rd largest rail center
- More than 70,000 private businesses
- Moderate unemployment (9.2%), office vacancy (16.4%) vs. national averages
- Median home price up 15.1% in last year



Kansas City MSA

- 2.0 million population; 26th largest metro area
- Another stable, diversified economy with major transportation, warehousing, manufacturing and communications segments
- Nation's 2nd largest rail center
- More than 50,000 private businesses
- Moderate unemployment (8.3%) and office vacancy (16.8%)
- Median home price up 3.2% over last year



Phoenix MSA

- 4.2 million population; 12th largest metro area
- Very attractive long term demographic and growth trends
- More than 90,000 private businesses
- May unemployment rate 8.7%, down from 9.6% peak
- Realtor-reported median home price up 9.2% over past year, Case-Shiller Index up 17%
- Significant manufacturing, electronics, tourism, professional services and retail industries

Sources: US Census, CB Richard Ellis, National Association of Realtors, Local Economic Development Organizations

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

ST. LOUIS MARKET OPPORTUNITIES

Bank	Deposits ($000)	Share
1. US Bank (MN)	12,511,860	18.50%
2. Bank of America (NC)	7,554,279	11.17%
3. Southwest Bank, M&I (WI)	5,295,089	7.83%
4. Commerce Bank (MO)	4,307,847	6.37%
5. Regions Bank (AL)	3,066,383	4.53%
6. National City (OH)	2,623,553	3.88%
7. First Bank (MO)	2,302,526	3.40%
8. Enterprise Bank & Trust (MO)	1,353,226	2.00%
9. Pulaski Bank (MO)	1,165,484	1.72%
10. Reliance Bank (MO)	1,123,946	1.66%

- Opportunity to dominate private business and owner family market segment. Enterprise is now the largest publicly held bank based in St. Louis.
- Highly fragmented market. Top 3 banks control only 38% share
- Vulnerable competitors – large and small
- Lifted out CEO, president & retail head from major competitor
- Attracting advisors to wealth management platform; competitors abandoning our targeted market

Source: FDIC June 2009

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

KANSAS CITY MARKET OPPORTUNITIES

Bank	Deposits ($000)	Share
1. Commerce Bank (MO)	4,508,407	11.07%
2. UMB (MO)	4,056,261	9.96%
3. Bank of America (NC)	3,791,724	9.31%
4. US Bank (MN)	1,961,218	4.81%
5. Bank Midwest (MO)	1,816,912	4.46%
6. Capital Federal Savings (KS)	1,760,994	4.32%
7. Hillcrest Bank (KS)	1,386,637	3.40%
8. M&I Bank (WI)	1,380,012	3.39%
9. North American SB (MO)	851,291	2.09%
22. Enterprise Bank & Trust (MO)	426,585	1.05%

- Significant opportunity to gain share, acquire clients and talent
- More fragmented than St. Louis. Top 3 banks control only 30% share.
- Numerous stressed competitors, especially in higher growth suburbs.
- Opportunities to replicate St. Louis success in M&A financing and new market tax credit leverage loans

Source: FDIC June 2009

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

ARIZONA MARKET OPPORTUNITIES

Bank	Deposits ($000)	Share
1. JP Morgan (NY)	14,493,512	24.33%
2. Wells Fargo (CA)	13,660,648	22.93%
3. Bank of America (NC)	12,350,155	20.73%
4. M & I Bank (WI)	2,233,439	3.75%
5. Mutual of Omaha (NE)	1,741,487	2.92%
6. Compass Bank (AL)	1,510,963	2.54%
7. NB of Arizona (AZ)	1,478,019	2.48%
8. Meridian Bank (AZ)	1,452,131	2.44%
9. Amtrust Bank (OH)	1,328,421	2.23%
10. Northern Trust (IL)	803,700	1.35%

- Highly concentrated market. Top 3 banks control 68% share.
- Environment creating opportunities to expand footprint:
- VCB acquisition in December 2009
- Acquired HNB assets in July 2010
  - $256 million assets at 87.5%
  - 80% loss share with FDIC
  - Estimate 7-8% gross yield
  - Estimate $0.15-$0.20 per share accretive in 2010

Source: FDIC June 2009

MANAGING CREDIT RISK

LOAN PORTFOLIO MIX BY COLLATERAL

Loan Portfolio Breakdown

Dollars in millions

Raw Ground	$ 14.9
Construction/LAD	
Residential	86.0
Commercial	105.4
Total	$ 206.3
Owner Occupied	
Residential Incl Home Equity	$ 129.2
C&I	307.9
Other	25.4
Total	$ 462.5
Non Owner Occupied	
Retail	$ 149.1
Office	128.9
Ind./Warehouse	61.1
Multi-family	65.6
Residential Single Family	71.3
Other	63.7
Total	$ 539.7
All Real Estate Loans	$ 1,208.5
Commercial & Industrial Loans	564.8
Total	$ 1,733.3

Loan Portfolio Composition



Raw Ground 1%
Const/LAD 12%
Owner Occupied 27%
Residential Non Owner Occupied 4%
Commercial Non Owner Occupied 25%
Commercial & Industrial 31%

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

ASSET QUALITY TRENDS



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.89%
2.63%
2.70%
3.30%
3.23%
2.56%
2.22%
2.10%
3.10%
2.63%
1.22%
1.16%
1.90%
2.83%
1.76%
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
NPA
NPL
NCO

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

NON PERFORMING LOANS

Dollars in millions

June 30, 2010

Category	Portfolio	Non Performing	% NPL
Construction/LAD	$ 206.3	$ 18.9	9.2
CRE - Investor	468.4	15.3	3.3
CRE - Owner Occupied	333.4	3.2	1.0
Residential RE	200.4	2.5	1.2
Commercial & Industrial	546.8	6.7	1.2
Consumer & Other	18.0	-	0.0
TOTAL	$ 1,773.3	$ 46.6	2.63

IMPAIRED LOANS AND OREO

- No single, large exposures; impaired credits well reserved
- OREO of $26.0 million is only 2.2% of total real estate secured portfolio of $1.2 billion

Dollars in millions

Impaired Loans – Largest by Exposure	Loans Outstanding	Specific Reserves	% of Loans Outstanding
Commercial RE	$ 4.8	$ 1.7	35%
Commercial & Industrial	2.5	1.7	68%
Commercial RE	4.2	1.0	24%
Commercial RE	3.3	.8	31%
45 other relationships	31.7	5.6	18%
Total	$ 46.5	$ 10.8	23%

OREO Type of Collateral	Value	% of Portfolio
Residential Homes	$ 9.1	35%
Residential Lots	6.9	27%
Commercial Property	10.0	38%
Total	$ 26.0	100%

Year OREO Sold	Amount	Gain/(Loss) (in thousands)
2010 YTD	$ 14.3	$ 290
2009	22.8	(436)
2008	7.9	552
Total	$45.0	$ 406

COMPOSITION OF LOAN LOSSES

For the 30 months ended June 30, 2010


Cons-Other
0.3%
C & I
16.0%
Constr/LAD
31.8%
Res Re
13.4%
CRE - OO
0.7%
CRE - Inv
37.8%

- $63 million in cumulative losses
- 3.87% of 12/31/07 loan portfolio balances

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

BALANCE SHEET STRENGTH

STRONG CAPITAL POSITION

Leverage Ratio



10.00
9.50
9.00
8.50
8.00
8.67%
8.96%
9.84%
2008
2009
2Q 2010

Tier 1 Ratio



14.0
12.0
10.0
8.0
6.0
4.0
8.89%
10.67%
11.93%
2008
2009
2Q 2010

Total Capital Ratio



15.00
14.50
14.00
13.50
13.00
12.50
12.00
12.81%
13.32%
14.41%
2008
2009
2Q 2010

TCE/TA



6.50
6.00
5.50
5.00
5.38%
5.44%
6.23%
2009
2009
2Q 2010

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

STRONG LOAN RESERVE POSITION


Reserves as % Loans
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.54%
2.35%
2.55%
2008
2009
2Q 2010


Reserves as % NPL
120%
100%
80%
60%
40%
20%
0%
95%
112%
97%
2008
2009
2Q 2010

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

DEPOSIT GROWTH AND MIX

Dollars in millions

	2008		2009		2Q 2010	
	Ending Balances	% Total	Ending Balances	% Total	Ending Balances	% Total
DDA	$ 247.4	13.8	$ 289.7	14.9	$ 293.6	16.1
NOW/MMA	837.3	46.7	847.4	43.3	885.8	48.6
CD	372.5	20.8	654.1	33.8	541.1	29.7
Total Core	1,457.2	81.3	1,785.2	92.0	1,720.5	94.4
Brokered CD	335.6	18.7	156.2	8.0	101.4	5.6
TOTAL	$ 1,792.8	100.0	$ 1,941.4	100.0	$ 1,821.8	100.0

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

BOND PORTFOLIO

Total - $260 million (1)


Other (2)
13%
Government
& Agency
8%
MBS/CMO
79%

Conservative Approach

- Securities portfolio holds no CDO's
- No holdings of other financial institution trust preferred securities or subordinated debt
- No subprime, Alt – A or private MBS
- Average Life – 3.58 years
- Taxable equivalent yield – 2.97%

(1) Fair Value as of June 30, 2010

(2) Includes SBA Floaters ($23 million) and Municipals ($11 million)

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

PROFITABILITY AND GROWTH

MARGIN TREND



6.00
5.50
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
5.54%
5.47%
5.54%
5.67%
5.62%
3.10%
2.97%
3.15%
3.46%
3.46%
2.03%
1.91%
1.72%
1.56%
1.44%
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
Loan Yield
NIM
Cost of IB Deposits

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

FEE INCOME



Dollars in millions
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
-2.0
$17.0
$12.5
$9.1
2008
2009
YTD 2010
Trust
Securities Gains
Tax Credit Gains
Mortgage Gains
Service Chgs
Other

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

CORE EARNINGS TREND (1)

Dollars in millions



12.0
10.0
8.0
6.0
4.0
2.0
0.0
$8.4
$8.6
$7.5
$9.0
$9.7
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010

(1)Represents pre-tax, pre-provision operating earnings. See separate reconciliation to pre-tax income (loss) from continuing operations.

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

SUMMARY

- Solid capital and reserve positions
- Growing core earnings
- Well-positioned to dominate target market in St. Louis
- Continuing opportunities to expand footprint in Phoenix
- Fragmented Kansas City market presents opportunity to capture share

ENTERPRISE FINANCIAL®
TALENT · STRENGTH · PASSION

TCE/TA RECONCILIATION

Below is a reconciliation of shareholders' equity to tangible common equity and total assets to tangible assets:

	June 30, 2010
Dollars in millions	
Shareholders' equity	$ 176.9
Less: Preferred stock	(32.2)
Less: Goodwill	(2.0)
Less: Intangible Assets	(1.4)
Tangible Common Equity	$ 141.3
Total assets	$2,272.7
Less: Goodwill	(2.0)
Less: Intangible Assets	(1.4)
Tangible assets	$2,269.3
Tangible common equity to tangible assets	6.23%

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

PTPP RECONCILIATION

Below is a reconciliation of pre-tax income (loss) from continuing operations to pre-tax, pre-provision ("PTPP") operating earnings.

Dollars in millions

	2Q 2009	3Q 2009	4Q 2009	1Q 2010	Restated 2Q 2010
Pre-tax income (loss) from continuing operations	$ (1.6)	$ 7.0	$ -	$(4.8)	$ .5
Sales and fair value writedowns on other real estate	.4	.6	1.2	.6	.7
Sale of securities	(.6)	-	-	(.6)	(.5)
Gain on extinguishment of debt	-	(5.3)	(2.1)	-	-
FDIC special assessment	1.1	(.2)	-	-	-
Provision for loan losses	9.1	6.5	8.4	13.8	9.0
PTPP operating earnings	$ 8.4	$ 8.6	$ 7.5	$ 9.0	$ 9.7

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

Q & A

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION